EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Expands in Seaside California

Definitive agreements signed for acquisition of Seaside California Dispensary

Las Vegas, NV and Vancouver, B.C., Canada (December 1, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to announce the entering into of two definitive agreements with Canopy Monterey Bay, LLC (“Canopy”) and the membership interest owners (the “Sellers”) of Canopy to acquire an aggregate of 100% of Canopy, which owns a retail dispensary in the limited license jurisdiction of Seaside, California.

"We are excited about the opportunity to add revenue and expand our retail and brand deeper into the California market with the acquisition of this limited license dispensary,” stated Michael Mills, CEO of Body and Mind. “The Reef was opened in 2018 and is located in downtown Seaside close to Monterey State Beach with a large local and visitor clientele for both in store and curbside pickup. The Reef has a history of supporting creative projects in the community and has an extensive retail delivery operation. We see numerous synergies to grow our footprint in the California market with the knowledgeable and professional team at The Reef and are excited about the excellent talent addition to the Body and Mind team.” “Body and Mind will takeover management of The Reef operations effective December 1, 2021 and anticipates consolidating revenues from the acquisition as soon as local and state approvals have been granted.”

The first purchase agreement (“PA #1”) between BaM’s subsidiary, DEP Nevada, Inc. (“DEP”), Canopy and all of the Sellers provides for the assignment of 80% of the membership interests of Canopy to DEP in exchange for a purchase price of US$4.8 million comprised of US$2.5 million in cash (the “Cash Purchase Price”) and a secured promissory note in the amount of $2.3 million bearing interest at a rate of 10% per annum compounded annually and having a maturity date of five years from the effective date of PA #1. Interest is payable for the first 6 months with the principal and accrued interest due at maturity. There are no prepayment penalties. The Cash Purchase Price is to be paid into escrow pursuant to an escrow agreement between the parties to PA #1 and Secured Trust Escrow, which Cash Purchase Price is to be released to the Sellers upon the receipt of city and state approval, or returned to DEP in the event of the denial of city and state approval and the agreement is terminated, in which case the 80% membership interests will be transferred back to the Sellers and the promissory note will be terminated. The second purchase agreement (“PA #2”) between DEP and the one continuing Seller provides for the assignment of the remaining 20% of the membership interests of Canopy to DEP following the receipt of the city and state approval under PA #1 in exchange for US$1 million to be paid in either shares of common stock of BaM (the “Consideration Shares”) or in cash at DEP’s sole option if such payment takes place within six (6) months following the execution of PA #1. If DEP elects to pay the purchase price in Consideration Shares, the amount of Consideration Shares shall be determined based on the 10 day volume weighted average price (“VWAP”) ending on November 30, 2021, which is US$0.3665 per share for a total of 2,728,156 shares. In the event that six (6) months following the execution of PA #1, the value of the Consideration Shares have decreased such that total value of the Consideration Shares is less than ninety percent (90%) of its value, DEP agrees to cause BaM to issue an additional One Hundred Thousand Dollars ($100,000.00) worth of shares of common stock of BaM (the “Additional Shares”) to be issued to the one continuing Seller based on the ten day VWAP calculated as of six (6) months following the closing of PA #1. PA #2 contains a working capital adjustment provision, which provides that if there is a working capital deficiency as of the closing date of PA #1, then the purchase price under PA #2 shall be reduced by the amount of the deficiency, and if there is a working capital surplus as of the closing date of PA #1, then the purchase price under PA #2 shall be increased by the amount of the surplus.

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Michigan Dispensary

The Michigan dispensary is near completion of renovations with final installation of security systems and point of sale equipment. The Company has hired an experienced manager and staff training has commenced in preparation for opening in December pending all final approvals.

Arkansas Cultivation

Body and Mind flower is now available at the Body and Mind dispensary in West Memphis, AR. This is the first flower from the Arkansas cultivation operations.

Amendment to Loan Agreement

The Company and Focus Growth Agency Lending LLC have amended the loan agreement (see news release July 20, 2021) to extend the delayed draw request period to June 1, 2022. The amendment provides The Company with flexibility to request funds later than the original draw date which will allow more efficient use of capital for development projects.

Capital Markets Advisory

The Company has signed a consulting agreement with Skanderbeg Capital Advisors Inc. to provide capital market advisory services, including introductions to prospective investors and merger and acquisition transactions and advising on capital structuring and other financial aspects of financings or strategic transactions. Skanderbeg Capital Advisors is a boutique merchant bank and capital advisor firm, which is focused on identifying companies with highly prospective business opportunities in the natural resource, technology, biotech and special situations sectors. The Company will pay a monthly fee of CAD$ 7,500 and a one-time payment of 200,000 options priced at CAD$ 0.44.

Grant of Stock Options to Executives

The Company has granted an aggregate of 448,000 stock options (the “Options”) in accordance with the Company’s stock option plan at an exercise price of CAD$0.44 per share for a term of five years expiring on November 30, 2026. The Options were granted to BaM’s CEO and COO.

The Options are subject to vesting provisions such that 25% of the Options vest six (6) months from the date of grant, 25% of the Options vest twelve (12) months from the date of grant, 25% of the Options vest eighteen (18) months from the date of grant and 25% of the Options vest twenty-four (24) months from the date of grant.

About Body and Mind Inc.

BaM is an operations focused, multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds medical and adult-use cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN products. BaM cannabis strains have won numerous awards including the Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

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BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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